UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-22335)

Evermore Funds Trust
(Exact name of registrant as specified in charter)

89 Summit Avenue
Summit, New Jersey 07901
(Address of principal executive offices) (Zip code)

Eric LeGoff
89 Summit Ave, 3rd Floor
Summit, New Jersey 07901
(Name and address of agent for service)

(866) 383-7667
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2019

Item 1. Reports to Stockholders.

Evermore Global Value Fund

Semi-Annual Report   •   June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Evermore Global Value Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website: www.EVERMOREGLOBAL.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Evermore Global Value Fund electronically at any time by contacting your financial intermediary (such as a broker dealer or bank) or, if your account is held directly with Evermore Global Value Fund, by calling the Fund at 866-EVERMORE (866-383-7667).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, please contact your financial intermediary to continue receiving paper copies of your shareholder reports. If you invest directly with Evermore Global Value Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling the Evermore Global Value Fund at 866-EVERMORE (866-383-7667). Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary. You must provide separate instructions to each of your financial intermediaries.

Table of Contents

Shareholder Letter & Management Discussion of Fund Performance (Unaudited)	1

Performance Information (Unaudited)	9

Sector Allocation (Unaudited)	10

Expense Example (Unaudited)	11

Schedule of Investments (Unaudited)	12

Statement of Assets and Liabilities (Unaudited)	16

Statement of Operations (Unaudited)	17

Statements of Changes in Net Assets (Unaudited)	18

Financial Highlights (Unaudited)	19

Notes to Financial Statements (Unaudited)	21

Trustees and Executive Officers (Unaudited)	32

Additional Information (Unaudited)	34

Privacy Notice (Unaudited)	35

Evermore Global Value Fund

Elements of Our Investment Approach

At Evermore Global Advisors, we seek to leverage our deep operating and investing experience, and extensive global relationships to identify and invest in special situations – companies around the world that have compelling valuations and are undergoing strategic changes which we believe will unlock value.

Seeking to Generate Value . . .

•
Catalyst-Driven Investing.  We do more than pick undervalued stocks and hope for their prices to rise.  We invest in companies where we have determined a series of catalysts exist to unlock value.  The catalysts we look for are not broadly recognized, but they are likely to have a significant impact on a stock’s performance over time.  Catalysts may include management changes, shareholder activism, and operational and financial restructurings (e.g., cost-cutting, asset sales, breakups, spinoffs, mergers, acquisitions, liquidations, share buybacks, recapitalizations, etc.).

Supporting Our Active Value Orientation . . .

•
Original Fact-Based Research.  We do not rely on brokerage reports to research companies.  We conduct our own, original fact-based research to validate management’s stated objectives and identify catalysts to unlock value.  We also perform detailed business segment analysis on each company we research.

•
Business Operating Experience.  Our senior team has hands-on business operating experience; including starting and managing businesses, sitting on company boards, and assisting management of multi-national corporations restructure their businesses.  We rely on this experience to better evaluate investment opportunities.

•
A Global Network of Strategic Relationships.  Over the past 25+ years, members of our investment team have developed extensive global networks of strategic relationships, including individuals and families that control businesses, corporate board members, corporate management, regional brokerage firms, press contacts, etc.  We leverage these relationships to help generate ideas and better evaluate investment opportunities.

•
We Invest Like Owners.  When we are interested in an investment opportunity, we get to know the management team of the company, study the company’s business model, evaluate the competitive and regulatory environment, and test and crosscheck everything the management team tells us against our own experience.  We ask ourselves if we would want to own the entire company.  If the answer is No, we will not invest in the company.

•
Not Activists, Often Collaborators.  We almost always take the approach of collaborative engagement with management, rather than taking an aggressive activist stance.  On limited occasions, when we are not satisfied with the efforts of company leadership, we may work with other shareholders to help facilitate change.

Executing Our Approach . . .

•
Concentration Maintains Focus.  Focused and disciplined investing means knowing our businesses intimately and staying patient as the process of value creation unfolds.  We maintain focus by typically investing in 30 to 40 names with a high percentage of investments in our top 10 holdings.

•
Investing Across the Capital Structure.  We evaluate all parts of a company’s capital structure to determine where the best risk-adjusted return potential exists.  At times, we may invest in multiple parts of a company’s capital structure (e.g., investing in both a company’s debt and equity).

•
Targeting Complex Investment Opportunities.  We often research family controlled holding companies or conglomerates that are often under-researched and/or misunderstood, which can create gaps between price and value.

•
Merger Arbitrage and Distressed Companies.  We may take advantage of announced merger and acquisition deals where an attractive spread (difference) exists between the market price and the announced deal price for the target company.  We also look for opportunities in distressed companies that have filed or may file for bankruptcy or are involved in reorganizations or financial restructurings.

•	Tactically Managing Cash Levels. We are not afraid to hold significant cash positions when it makes sense for the Fund.

Evermore Global Value Fund

A Letter from the Portfolio Manager

David Marcus
Portfolio Manager

“The single greatest edge an investor can have is a long-term orientation.”

    – Seth Klarman, Value Investor and Author of Margin of Safety

Dear Shareholder,

After an extremely tough fourth quarter of 2018, global markets were generally up in the first half of 2019, as concerns over a long, painful trade war and an increasing interest rate environment eased.  While the Fund did not participate fully in the first quarter rebound in global stock prices, it did so in the second quarter.  In Europe, where many of the Fund’s portfolio companies are domiciled, the European Central Bank hinted at further monetary easing, which helped drive Eurozone shares higher in the second quarter of 2019.  For the six months ended June 30, 2019, Institutional Class shares of the Fund were up 13.59%.

I had the opportunity to spend a week in the Nordic region in early 2019 to meet with portfolio companies, regional investment banks, majority shareholders and companies in which we have not yet invested.  The opportunity set in the Nordic region and all of Europe remains strong, as there continues to be a large valuation gap between the U.S. and the region, as well as a growing abundance of strong, aggressive management teams that we believe are themselves catalysts for value creation.

One of the main reasons we decided to visit the region in the first quarter was to attend the Modern Times Group AB (“MTG”) inaugural Investor Day in Stockholm.  During the first quarter, we initiated a position for the Fund in MTG, a $2.4 billion market cap Nordic broadcasting company that also has eSports-related businesses, mobile games and other online gaming-related assets.  At the end of March, MTG split into two separately listed companies that now operate independently.  The traditional Nordic broadcasting business – free TV, pay TV, distribution platforms (satellite, Internet Protocol Television, cable networks, streaming) and a leading content portfolio – was spun off to MTG shareholders and is now called Nordic Entertainment Group AB (“NENT”).  The other listed company retained the MTG name but now it is solely focused on digital entertainment in eSports, including online and mobile gaming, and has the potential to add more verticals in the eSports ecosystem over time.

We had been closely monitoring this interesting situation unfold for over a year since MTG’s deal to sell the Nordic entertainment business to TDC Group fell apart in March 2018.  Neither of these newly split companies has a main shareholder since the former anchor shareholder, Kinnevik, was forced to distribute its MTG shares to its shareholders to obtain regulatory clearance for the merger between its mobile telecom operator (Tele2) and the largest cable TV operator in Sweden (Com Hem).  While not a central part of our thesis, we believe both NENT and MTG will become potential takeover targets.  We initiated our position ahead of the spinoff ex-date and took advantage of what we believed was an unwarranted weak share price in early February.  We believe NENT and MTG are very different equity stories that in time, as they find new investor bases, will be more appropriately valued.

The meetings in both Norway and Sweden along with the meetings I had on a separate trip to France in the second quarter, helped to reinforce why European opportunities overall are so compelling.  As a side note, these trips are invaluable, and the sheer quantity and quality of our meetings exemplify our extensive network of relationships that we have cultivated over many years.

We see substantial continued refocusing of businesses on core operations, and, selling or spinning-off non-core assets in value accretive ways.  The willingness of corporate management and boards to let underperforming assets have unlimited second chances appears to have diminished. This leads to management changes where boards are bringing in higher caliber management teams.  While I have been talking about this for many years, the fact is that financial and operational restructurings are accelerating and, given the reduced focus on Europe by many investors, it means we can add new and increase existing positions at highly attractive valuations.  As investors wake up and start to realize that there are some European companies that have been using this tough period wisely to become more competitive, especially where there are real catalysts at work, we believe these special situations should see substantial revaluation.

We have also found some interesting special situations in the U.S.  One example is DowDuPont.  In the first half of this year, DowDuPont successfully completed its separation into three independent, more focused companies – Dow, DuPont, and Corteva.  Nonetheless, a deteriorating global macroeconomic landscape and poor weather conditions in the Midwest have impacted sales at all three units, resulting in the combined stocks’ year-to-date underperformance.  While the market focuses myopically on the macroeconomic headwinds that persist, we are encouraged by the corporate level actions taken at each company, including continued operational cost cutting, disciplined capital allocation practices, and new management compensation metrics that are clearly aligned with shareholder interests.  And, in the case of DuPont, we believe management, led by Executive Chairman Ed Breen, is set to begin a series of corporate actions as they evaluate a strategic transaction involving their Nutrition & Biosciences business.  In short, we believe the actions being taken at all three companies are value creating and we expect the market to take notice if the global macroeconomic environment stabilizes.

KKR & Co., Inc. has been a solid performer this year, as the company has continued to grow fee-paying assets under management at a solid clip.  Moreover, KKR continues to compound the shareholder value we believe is represented on their balance sheet, as the net cash and investments balance has increased by 20% since the end of 2018.  Looking forward, we believe KKR is in a prime fundraising position and expect the company to be in the market raising capital for their three largest funds (Americas PE, Asian PE, and Global Infrastructure) within 18 months.

Over the last three years, we have made a number of investments in the maritime sector including various dry bulk, container and tanker companies.  We generally stay away from heavy cyclical or commodity businesses until we see sheer devastation and undue distress.  We believe these are compelling, unique opportunities where the catalysts are favorably lining up.  International Maritime Organization’s 2020 sulphur cap regulations (“IMO 2020”), a regulatory sea change for sulphur emission reductions will go into effect in January 2020 which we believe will be similar to when tanker operators were mandated to have double hull vessels about 20 years ago.  IMO 2020 coupled with 15- to 20-year lows for new ships being ordered, accelerated scrapping of older vessels and the indiscriminate selling of maritime equities (despite having strong balance sheets and liquidity runways extending into 2020 or beyond) provide the compelling ingredients in the types of special situations that we focus on.  We believe the bulk of the pain has been taken by the companies and the industry as a whole. When investors were dumping these stocks, we were working to build our positions. We see more value across the industry but are mindful of the total exposure and concentration across the group from a risk standpoint.

Lastly, I would highlight the portfolio’s investment in Atlantic Sapphire (ASAME NO) as one we believe is fairly well-insulated from recent swings in investor sentiment.  Atlantic Sapphire is well on its way to becoming the first scale player in land-based Atlantic salmon farming.  Once at scale, we expect Atlantic Sapphire will sit very low on the global cost-curve, benefitting from: (1) ideal water temperatures year-round; (2) reduced risks around expensive-to-fight diseases, predators, and other adverse biological conditions; and (3) a significant transportation savings (as the company’s salmon will be consumed in the same country as it is produced).  On the price achievement side of the equation, Atlantic Sapphire is well positioned to sell its product at a premium as its fish are expected to be: (1) fresher than imported competing product; (2) free of antibiotics and microplastics; and (3) consistently grown to an ideal size.  With more than two million fish already in its Homestead, FL facility, which is under construction, the company is approximately one year from its first commercial harvest.  Although we believe this will serve as a huge catalyst for the company’s share price, we also believe that the stock should continue to perform well as operational and biological milestones are achieved.  While successful execution remains critical for the company, during my visit to the construction site last month, I was encouraged by the significant construction progress I saw, and the risk mitigation techniques that are being employed by the company.

Portfolio Activity for the Semi-Annual Period Ended June 30, 2019

During the first six months of the year, the Fund initiated six (6) new positions, including AF Poyry AB (Sweden), Aimia Inc. (Canada), Bombardier Inc. (Canada), Modern Times Group AB (Sweden), The Walt Disney Company (U.S.), and Tikehau Capital (France).  During this period, DowDuPont became three separately-listed companies, Dow, DuPont, and Corteva, and MTG spun-off NENT.

During the first six months of the year, the Fund exited eight (8) positions, including Avaya Inc. (U.S.), Eurazeo (France), Ackermans & Van Haaren (Belgium), Altice Europe (Netherlands), Altice USA (U.S.), Gentherm (U.S.), Safe Bulkers (Greece) and Songa Bulk (Norway).

I have already touched on our investment in MTG during the first quarter.  A discussion of the Fund’s investment in The Walt Disney Company (“Disney”) during the second quarter can be found below.

Disney is an interesting situation (and a bit of an outlier as we do not routinely find opportunities among U.S. mega caps), as there are a number of catalysts underway at the company.  Following their acquisition of assets from 21st Century Fox earlier this year, Disney is today embarking on a major corporate transformation as they go all-in on building out their direct-to-consumer (DTC) services, including their planned streaming business, called “Disney+.”  After being initially slow to embrace video streaming, the company changed course and is today being extremely aggressive (Disney’s takeover of Hulu is a good example).  We believe the company now understands they can control their own destiny, and in the entertainment industry, no one else has the scale close to that of Disney.

Since the founding of the company, Disney has been an intellectual property ecosystem play.  While its Parks, Experiences & Products segment, for example, has more than double the earnings of its Studio segment, the latter drives the former.  In short, everything flows together, starting from theatrical releases.  Disney’s catalog and character libraries are enormous in quantity and we believe its quality cannot be overrated.  In addition to all the Disney and Pixar characters, they own the Marvel Entertainment universe, they bought Lucasfilm and Star Wars, and so their stable of characters has expanded into the thousands.  We envision many opportunities ahead even if Disney uses but a fraction of this character base.

The aim for DTC (namely Disney+) is to ultimately be the epicenter of Disney, enabling the company to truly own the relationship with their consumer.  Notably, the DTC services is intended to provide the company with valuable data on their customers; if effective, Disney will know exactly who interacts with its content, how frequently, in what genres, and through which characters.  The consumer data Disney gathers is expected to help increase consumption of Disney’s content, drive additional sales of its consumer products and theme parks experiences, disintermediate its traditional channel partners (like travel agencies, movie ticket sellers, and other retailers) and improve margins across their businesses.  The cross/up-selling opportunities may be substantial; for example, by the middle of the next decade we would not be surprised if families are regularly booking their Disney vacations directly through the Disney+ service.

Beyond DTC, the company also has a whole host of other potential new businesses that we are not counting in our base case scenario, such as co-branded credit cards launched in theme parks, a meaningful push into videogames, etc.  Looking out several years, we believe there is a reasonable chance that the company will spin off assets as they continue to digest and integrate the pieces acquired from 21st Century Fox.

Excluding the more than $3 billion per annum in losses that Disney will incur in building out their DTC services, we acquired our first shares when the stock was trading at less than 15x next year’s expected earnings per share, hardly a rich valuation for perhaps the most dominant name in entertainment.  Given the addition of a more subscription-based business model, we believe Disney could follow the same path as others who have gone down a similar road, such as Microsoft and Adobe.

Portfolio Characteristics as of June 30, 2019

As of June 30, 2019, the Fund had $577.8 million in net assets and 45 issuer positions (not including hedges), the top 10 of which represented about 37% of the Fund’s net assets.  As the Market Cap Exposure, Geographic Region Exposure and Active Share1 charts below depict, the Fund’s portfolio construction does not correlate to either the MSCI ACWI ex USA benchmark or funds in the Morningstar World Stock category.

Source:  Morningstar Direct; data as of 6/30/19
* Shown as a % of invested portfolio. Market capitalization and geographic region exposure are subject to change.

________________
1  The Active Share metric is used to measure the active management of mutual funds.  Specifically, it is the measure of a percentage of stock holdings in a portfolio that differ from the benchmark index holdings, in this case the MSCI All-Country World ex USA Index.  An Active Share of 100 or over indicates no overlap with the benchmark index holdings.

Below are our mid-year strategy classification breakdowns2 for our portfolio holdings, which we believe help present an informative picture of our concentrations.  Restructurings continued to be the largest category of our special situations investments, which is not surprising with the abundance of restructuring activity we are seeing across the globe, but especially in Europe.

Closing Thoughts

During the first half of 2019, value stocks continued to significantly lag their growth stock counterparts, which has been a decade long phenomenon.  In fact, the relative valuation gap today between value and growth stocks is generationally wide.  At Evermore, we think this dynamic is about to change, but not necessarily for all value investing.

Strategic change appears to be at hand across the globe, but especially in Europe and the U.S., where there are a significant number of large companies consolidating and refocusing their businesses.  They are choosing to focus on their “core” operations and are now divesting “non-core” operations.  There is also an abundance of strategic acquirers (like cash-rich industry competitors, or private equity investors) who are actively looking to deploy capital to grow.  Digitalization too is a disruptor that is bringing in an era of rapid change as retail, media, healthcare and industrial businesses are all experiencing aggressive new competition targeting their customer base.  And, in Europe and Asia, there are family-controlled businesses that are transferring control to the next generation.  These transitions can often breathe new life into a company as fresh leadership brings with it new perspectives and initiatives that may unlock significant value.  Each situation is different, but the presence of some or all of the above events can create exceptionally compelling investment cases. The key is to be pragmatic, tactical and take advantage of unique opportunities when presented during this period of unparalleled transformation.

We believe this combination of low valuation and corporate change is going to be a powerful value creation mechanism in the years ahead for those discerning investors who focus on these special situations.  That is what we do at Evermore.  We seek out catalyst-driven investments in the early stages of change for companies trading well below our estimates of their intrinsic values.  Without this focus on catalysts, we suspect other traditional methods of value investing (i.e., “relative value,” or, “reversion to the mean” strategies) will continue to be beholden to the whims of the market, and very well may continue waiting for “value’s rebound” for years to come.

In summary, we believe that the “tomorrow story” for value stocks is becoming a “today story” for value stocks with catalysts.

As always, we thank you for your continued support and confidence.

Sincerely,

David E. Marcus
Portfolio Manager

________________
2  Strategy classification breakdowns are shown as a percentage of invested assets.

Management’s Discussion of Fund Performance

Global markets were generally up in the first half of 2019, as concerns over a long, painful trade war and an increasing interest rate environment appeared to ease.  In Europe, where many of the Fund’s portfolio companies are domiciled, the European Central Bank hinted at further monetary easing, which helped drive Eurozone shares higher in the second quarter.  While the Fund did not participate fully in the first quarter rebound in global stock prices, it did so in the second quarter.  For the six months ended June 30, 2019, Institutional Class shares of the Fund were up 13.59%, while the MSCI All Country World Index ex USA (“MSCI ACWI ex USA”) was up 13.60%, the MSCI All Country World Index (“MSCI ACWI”) was up 16.23%, the HFRX Event Driven Index (“HFRX ED”) was up 2.50%, and the Morningstar World Small/Mid Category Average was up 13.60%.

Evermore Global Value Fund

Performance for the Six Months Ended June 30, 2019

Four of the top five contributors to Fund performance were European positions and one was an Asian position.  All top five detractors to Fund performance were European positions.  The largest contributors and detractors to the Fund performance for the first six months of 2019 were:

Top Contributors	Top Detractors
Scorpio Tankers Inc. (Monaco)	Codere SA (Restricted) (Spain)
MagnaChip Semiconductor Corp. (South Korea)	ICE Group AS (Norway)
Atlantic Sapphire AS (Norway)	Navios Maritime Containers LP (Greece)
Hapag-Lloyd AG (Germany)	Scorpio Bulkers Inc. (Monaco)
Frontline Ltd. (Norway)	Northern Drilling ltd. (Norway)

A short discussion on several of the contributors and detractors follows.

Scorpio Tankers Inc. (STNG US)

Scorpio Tankers was the largest contributor to Fund performance for the six months ended June 30, 2019.  It’s shares were up nearly 70% for the year-to-date period.

With a market cap of $1.5 billion, Scorpio Tankers has seen a number of favorable catalysts occur this year.  First, the U.S. has now become a top-four global exporter of crude oil with current exports amounting to almost 3 million barrels per day.  With the U.S. becoming a net long exporter, tanker operators in general are the beneficiaries of longer ton miles from the increasing long-haul Atlantic basin exports.

Second, the new IMO 2020 will go into effect starting in January 2020.  This is forcing the industry to make some real changes, and may ultimately lead to longer trade routes, require additional voyage runs, and lead to potential fuel service disruptions, all positives for the tanker operators whose fleets are modern, or retrofitted and compliant.  IMO 2020 may also increase pressure on older vessel operators, especially those with ships older than 15 years old because the upgrades will be cost prohibitive.  The pace of ship scrapping, and new ship deliveries should lead to close to zero net fleet growth for product tankers in 2020.

Also, in late June, the Philadelphia Energy Solutions refinery announced it will close, as a result of the recent fire at the facility.  Accordingly, product tanker rates from Europe to the Atlantic Coast rallied 50% in the days following the massive explosion.  With rising rates, Scorpio Tankers has been booking an increasing number of these voyages going into the summer.

Codere SA

Codere is a €500 million ($440 million) market cap gaming company headquartered in Spain with operations in Europe and Latin America.  Founded in 1980, the company primarily operates gaming machines, bingo halls, casinos, racetracks and sports betting locations in Spain, Italy and Latin America.

While Codere was our largest detractor to performance during the first half of the year, there were some notable positive developments during this period.  The Company has been consistently generating stronger cash flows with trailing twelve months ended March 31, 2019 adjusted EBITDA of €283 million ($249 million) (compared to €274 million ($241 million) in 2017).  In its effort to improve transparency, the company started to report its nascent online business segment on a standalone basis starting in the first quarter of 2019.  While it is early days for the online segment (comprised mostly of Spain and Mexico which in aggregate account for 3.5% of total revenues), Codere had its full commercial launch of the online gaming business for Mexico in the first quarter of 2019 and Colombia in the second quarter of 2019.  Further, the Company continues to deploy its business plan including the acquisition of slot route operations in Spain and recently renewed its partnership with Real Madrid through 2022 with an extension option for an additional two years.  We continue to be actively engaged with management and we maintain our high conviction in the investment.

As of June 30, 2019, the Fund’s ten largest issuer positions were as follows:

		% Net
Issuer	Country	Assets
Atlantic Sapphire AS	Norway	5.13%
Scorpio Tankers Inc.	Monaco	4.53%
Vivendi SA	France	3.87%
MagnaChip Semiconductor Corp.	South Korea	3.74%
Exor NV	Netherlands	3.55%
Universal Entertainment Corp.	Japan	3.54%
Kraton Corp.	USA	3.26%
Fagron NV	Belgium	3.20%
Frontline Ltd.	Norway	3.16%
S&T AG	Austria	3.05%

As of June 30, 2019, the Fund’s cash position stood at approximately 2.3%.

The Fund uses derivatives in an attempt to hedge its currency exposure and portfolio risk.  The Fund hedges most of its currency exposure through the use of forward foreign currency contracts (“FX forward contracts”).  In the first six months of 2019, these FX forward contracts slightly detracted from Fund performance.  The Fund also invests a small portion of its assets in options to hedge portfolio risk.  We view this as “disability insurance” for times when global markets experience significant corrections.  In the first six months of 2019, these options detracted from Fund performance3.

Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. For a more complete discussion of “Derivative Risk” see the Notes to Financial Statements of the Fund.

________________
3  Source:  Bloomberg PORT

Opinions expressed are those of Evermore Global Advisors and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Earnings growth is not representative of the Fund’s future performance.

While the Fund is no load, management fees and other expenses still apply. Please refer to the prospectus for further details.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investing in smaller companies involves additional risks such as limited liquidity and greater volatility.  The Fund may make short sales of securities, which involve the risk that losses may exceed the original amount invested in the securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities. Due to the focused portfolio, the fund may have more volatility and more risk than a fund that invests in a greater number of securities. Additional special risks relevant to the fund involve derivatives and hedging. Please refer to the prospectus for further details.  This report is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Evermore Global Value Fund summary prospectus or prospectus which contains more complete information about the Fund’s investment objectives, risks, fees and expenses.

Please refer to the Schedules of Investments for complete holdings information. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The MSCI All-Country World ex-USA Index (MSCI AWCI ex USA) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The Index consists of 45 developed and emerging market countries. The Index is net of foreign withholding taxes on dividends.

The MSCI All-Country World Index (MSCI AWCI) is an unmanaged index comprised of 48 country indices, including 23 developed and 25 emerging market country indices, and is calculated with dividends reinvested after deduction of holding tax. The index is a trademark of Morgan Stanley Capital International and is not available for direct investment.

Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. The HFR Event-Driven (Total) Index is being used under license from Hedge Fund Research, Inc. which does not approve or endorse Evermore Global Value Fund.

Morningstar World Stock Category – an international fund having more than 20% of stocks invested in the United States.

It is not possible to invest directly in an index.

“Cash flow” measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. “EBIT” is the acronym for earnings before taxes and interest. “EBITDA” is the acronym for earnings before interest, taxes, depreciation and amortization.  “Market Cap” is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share. “Intrinsic value” is the price a reasonable buyer would pay for all of a company’s assets. Discount to intrinsic value is calculated by dividing the market price of a company’s stock by its intrinsic value and then subtracting 1.

The Evermore Global Value Fund is distributed by Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank N.A.

Evermore Global Value Fund

PERFORMANCE INFORMATION (Unaudited)

Value of $10,000 vs. MSCI All-Country World Index ex USA,
MSCI All-Country World Index & HFRX Event Driven Index

Total Annualized Returns For the Periods Ended June 30, 2019:

				Since	Value of
				Inception	$10,000
	1 Year	3 Year	5 Year	(1/1/2010)	(6/30/2019)
Investor Class	-10.07%	8.06%	4.65%	4.80%	$15,614
Institutional Class	-9.81%	8.32%	4.90%	5.06%	$15,976
MSCI All-Country World Index ex USA	1.29%	9.39%	2.16%	4.49%	$15,179
MSCI All-Country World Index	5.74%	11.62%	6.16%	8.30%	$21,315
HFRX Event Driven Index	-5.21%	1.22%	-1.75%	1.19%	$11,187

This chart illustrates the performance of a hypothetical $10,000 investment made in the Investor Class shares on January 1, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index. Index returns do not reflect the effects of fees and expenses. It is not possible to invest directly in an index.

Evermore Global Value Fund

SECTOR ALLOCATION* as a Percentage of Total Portfolio at June 30, 2019 (Unaudited)

*
Data is expressed as a percentage of total portfolio.  Data expressed excludes collateral on loaned securities, written options and forward foreign currency contracts.  Please refer to the Schedule of Investments, Schedule of Options Written and Schedule of Forward Foreign Currency Contracts for more details on the Fund’s individual holdings.

Evermore Global Value Fund

EXPENSE EXAMPLE for the Six Months Ended June 30, 2019 (Unaudited)

As a shareholder of the Evermore Global Value Fund (the “Fund”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/19 – 6/30/19).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares less than 90 calendar days after you purchase them. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/19	6/30/19	1/1/19 – 6/30/19*
Investor Class Actual*	$1,000	$1,134.20	$7.73
Investor Class Hypothetical (5% annual return before expenses)	$1,000	$1,017.55	$7.30
Institutional Class Actual*	$1,000	$1,135.90	$6.41
Institutional Class Hypothetical (5% annual return before expenses)	$1,000	$1,018.79	$6.06

*
Expenses are equal to the Fund’s expense ratios for the most recent six-month period of 1.46% for Investor Class shares and 1.21% for Institutional Class shares multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2019 (Unaudited)

Shares		Value
COMMON STOCKS – 95.9%

Aerospace & Defense – 2.1%
7,158,931	Bombardier, Inc. – Class B (Canada)(1)	$12,026,764

Automobiles – 1.4%
561,600	Fiat Chrysler Automobiles NV (Netherlands)	7,833,012

Capital Markets – 5.6%
323,514	AURELIUS Equity
	Opportunities SE & Co. KGaA (Germany)(2)	15,362,160
353,600	KKR & Co, Inc. – Class A (United States)	8,935,472
341,270	Tikehau Capital SCA (France)	7,955,193
		32,252,825
Chemicals – 7.0%
606,148	Kraton Corp. (United States)(1)(4)	18,833,018
143,433	DuPont de Nemours, Inc. (United States)	10,767,515
136,999	Dow, Inc. (United States)	6,755,421
143,433	Corteva, Inc. (United States)(1)	4,241,314
		40,597,268
Consumer Finance – 1.3%
4,490,125	B2Holding ASA (Norway)	4,939,930
16,710,000	Emergent Capital, Inc. (United States)(1)(5)(8)	2,840,700
		7,780,630
Diversified Telecommunication Services – 6.4%
672,309	Nordic Entertainment Group AB –
	Class B (Sweden)	15,783,006
1,072,933	Modern Times Group MTG AB –
	B Shares (Sweden)(1)	12,016,286
2,812,289	ICE Group AS (Norway)(1)(8)	8,241,913
7,087,431	Net1 International Holdings AS (Norway)(1)(8)	830,839
		36,872,044
Energy Equipment & Services – 3.9%
896,791	Borr Drilling Ltd. (Norway)(1)	8,673,077
1,675,862	Northern Drilling, Ltd. (Norway)(1)	7,386,763
4,649,555	Magseis Fairfield ASA (Norway)(1)	6,377,131
		22,436,971
Entertainment – 2.2%
92,700	Walt Disney Co. (United States)	12,944,628

Food Products – 7.9%
2,606,848	Atlantic Sapphire AS (Norway)(1)	29,642,546
1,826,003	Salmones Camanchaca SA (Chile)	16,011,468
		45,654,014
Hotel, Restaurants & Leisure – 5.6%
686,650	Universal Entertainment Corp. (Japan)(2)	20,475,627
2,342,942	Codere SA Restricted (Spain)
	(Acquired 08/03/2016 through
	01/26/2017, cost $18,708,943)(1)(3)(8)(9)(10)	11,136,188
131,627	Codere SA (Spain)(1)	481,199
		32,093,014
Industrial Conglomerates – 8.7%
292,937	EXOR NV (Netherlands)	20,518,881
3,710,521	Bollore SA (France)	16,370,628
236,852	Lifco AB – B Shares (Sweden)	13,122,807
		50,012,316
Insurance – 1.5%
215,528	NN Group NV (Netherlands)(2)	8,675,723

Life Sciences Tools & Services – 1.7%
2,834,525	Enzo Biochem, Inc. (United States)(1)(5)(8)	9,552,349

Marine – 16.4%
886,456	Scorpio Tankers, Inc. (Monaco)	26,168,180
2,282,020	Frontline, Ltd. (Norway)(1)(2)(4)	18,256,160
2,851,002	Scorpio Bulkers, Inc. (Monaco)	13,114,608
1,186,661	Genco Shipping & Trading, Ltd. (United States)(1)	10,015,419
898,200	Star Bulk Carriers Corp. (Greece)(1)(2)	8,667,630
3,630,223	Navios Maritime Containers LP (Greece)(1)(5)(8)	7,187,842
478,597	Navios Maritime Partners LP (Greece)	6,461,060
123,159	Hapag-Lloyd AG (Germany)(2)	5,391,699
		95,262,598
Media – 4.5%
813,098	Vivendi SA (France)(4)	22,383,933
1,334,236	Aimia, Inc. (Canada)	3,892,010
		26,275,943
Metals & Mining – 3.0%
1,707,679	Constellium NV – Class A (Netherlands)(1)	17,145,097

Oil, Gas & Consumable Fuels – 2.4%
681,650	Par Pacific Holdings Inc. (United States)(1)	13,987,458

Pharmaceuticals – 3.2%
910,479	Fagron NV (Belgium)	18,469,856

Professional Services – 2.7%
684,063	AF POYRY AB (Sweden)	15,484,355

Semiconductors &
Semiconductor Equipment – 5.3%
2,088,929	MagnaChip Semiconductor Corp.
	(South Korea)(1)(5)	21,620,415
437,353	Xperi Corp. (United States)(4)	9,005,098
		30,625,513
Technology Hardware,
Storage & Peripherals – 3.1%
756,910	S&T AG (Austria)(2)	17,626,777
TOTAL COMMON STOCKS
(Cost $524,096,454)		553,609,155

Principal
Amount

CORPORATE OBLIGATION – 1.6%

Consumer Finance – 1.6%
	Emergent Capital, Inc. 11.500%, 7/15/2021
$12,547,940	(United States)(8)	9,410,955
TOTAL CORPORATE OBLIGATION
(Cost $12,076,970)		9,410,955

Shares
WARRANTS – 0.1%
Consumer Finance – 0.1%
4,344,786	Emergent Capital, Inc., Expiration: July, 2025,
	Exercise Price $0.20 (United States)(1)(3)(8)(10)	470,245
TOTAL WARRANTS
(Cost $0)		470,245

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2019 (Unaudited), Continued

		Notional
Contracts(6)		Value	Value
CALL OPTIONS PURCHASED – 0.1%
675	Walt Disney Co.,
	Expiration: January, 2020,
	Strike Price $150.00
	(United States)	$9,425,700	$351,000
2,000	Invesco CurrencyShares
	Japanese Yen Trust,
	Expiration: July, 2019,
	Strike Price $88.00
	(United States)	17,668,000	160,000
2,000	CBOE VIX Futures Index,
	Expiration: July, 2019,
	Strike Price $25.00
	(United States)	5,000,000	40,000
TOTAL CALL OPTIONS PURCHASED
(Cost $782,566)			551,000
PUT OPTIONS PURCHASED – 0.1%
600	Tesla, Inc.,
	Expiration: August, 2019,
	Strike Price $180.00
	(United States)	13,407,600	378,000
1,000	SPDR S&P 500 ETF Trust,
	Expiration: August, 2019,
	Strike Price $277.00
	(United States)	29,300,000	165,500
200	Tesla, Inc.,
	Expiration: January, 2020,
	Strike Price $100.00
	(United States)	4,469,200	89,000
4,000	iShares 20+ Year
	Treasury Bond ETF,
	Expiration: August, 2019,
	Strike Price $126.00
	(United States)	53,124,000	78,000
2,500	SPDR S&P 500 ETF Trust,
	Expiration: July, 2019,
	Strike Price $270.00
	(United States)	73,250,000	76,250
TOTAL PUT OPTIONS PURCHASED
(Cost $2,533,824)			786,750

Shares

SHORT-TERM INVESTMENT – 1.9%

Money Market Fund – 1.9%
11,188,558	First American Treasury Obligations Fund –
	Class X, 2.25%(7)		11,188,558
TOTAL SHORT-TERM INVESTMENT
(Cost $11,188,558)			11,188,558

SECURITIES HELD AS COLLATERAL ON
LOANED SECURITIES – 5.7%

Money Market – 5.7%
23,739,374	Dreyfus Government Cash Management –
	Investor Class, 2.25%(7)		23,739,374
9,093,386	First American Government
	Obligations Fund – Class Y, 1.98%(7)		9,093,386
TOTAL INVESTMENTS PURCHASED WITH
PROCEEDS FROM SECURITIES LENDING
(Cost $32,832,760)			32,832,760

TOTAL INVESTMENTS IN SECURITIES – 105.4%
(Cost $583,511,132)			608,849,423
Liabilities in Excess of Other Assets – (5.4)%			(31,082,718)
TOTAL NET ASSETS – 100.0%			$577,766,705

Percentages are stated as a percent of net assets.
(1)	Non-income producing security.
(2)
All or a portion of this security is on loan. At June 30, 2019 the total value of securities on loan was $31,775,784. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(3)	These securities were fair valued in good faith by the Adviser’s Valuation Committee. The aggregate value of these securities at June 30, 2019 were $11,606,433, which represents 2.0% of net assets.
(4)
All or a portion of this security was segregated as collateral for written options. Written options are collateralized with fully paid securities and cash with a value of $20,191,677 and $2,888,016 respectively at June 30, 2019.

(5)	Affiliated company as defined by the Investment Company Act of 1940. Please refer to Note 6 for further disclosures related to these affiliated securities.
(6)	100 shares per contract.
(7)	Seven-day yield as of June 30, 2019.
(8)	The Advisor has deemed a portion of these securities as illiquid. These securities have a value of $49,671,031, which represents 8.6% of total net assets at June 30, 2019.
(9)	This security is restricted. This security has a value of $11,136,188, which represents 1.9% of total net assets at June 30, 2019.
(10)	Value determined using significant unobservable inputs.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2019 (Unaudited), Continued

COUNTRY ALLOCATION for Investments in Securities at June 30, 2019 (Unaudited)

Country	Long Exposure
United States^	28.2%
Norway	14.6%
Sweden	9.8%
Netherlands	9.4%
France	8.1%
Monaco	6.8%
Greece	3.9%
South Korea	3.7%
Germany	3.6%
Japan	3.5%
Belgium	3.2%
Austria	3.0%
Chile	2.8%
Canada	2.8%
Spain	2.0%
Total	105.4%

Percentages are stated as a percent of net assets.
^	United States allocation includes Short-Term Investment-Money Market Fund of 1.9% and Securities Held as Collateral on Loaned Securities of 5.7%.

SCHEDULE OF OPTIONS WRITTEN at June 30, 2019 (Unaudited)

		Notional
Contracts(1)		Value	Value
PUT OPTIONS WRITTEN – (0.1%)
675	Walt Disney Co.,
	Expiration: January, 2020,
	Strike Price $125.00
	(United States)	$9,425,700	$225,113
1,000	SPDR S&P 500 ETF Trust,
	Expiration: August, 2019,
	Strike Price $263.00
	(United States)	29,300,000	68,500
600	Tesla, Inc.,
	Expiration: August, 2019,
	Strike Price $110.00
	(United States)	13,407,600	37,200
2,500	SPDR S&P 500 ETF Trust,
	Expiration: July, 2019,
	Strike Price $253.00
	(United States)	73,250,000	23,750
TOTAL PUT OPTIONS WRITTEN
(Premiums Received $1,002,835)			354,563
TOTAL OPTIONS WRITTEN
(Premiums Received $1,002,835)			$354,563

(1)  100 shares per contract.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2019 (Unaudited), Continued

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS at June 30, 2019 (Unaudited)

As of June 30, 2019, the Fund had the following forward currency contracts outstanding:

	Currency to be Received			Currency to be Delivered
			USD Value at			USD Value at	Net Unrealized
			June 30,			June 30,	Appreciation
Date	Amount	Currency	2019	Amount	Currency	2019	(Depreciation)
9/13/19	13,000,000	EUR	$14,874,182	14,686,750	USD	$14,686,750	$187,432	(a)
9/13/19	21,950,084	USD	21,950,084	2,357,878,000	JPY	21,996,048	(45,965	)(a)
9/13/19	15,612,295	USD	15,612,295	20,621,000	CAD	15,769,221	(156,925	)(a)
9/13/19	169,657,824	USD	169,657,824	148,510,000	EUR	169,920,362	(262,538	)(a)
9/13/19	55,922,007	USD	55,922,007	521,176,000	SEK	56,439,030	(517,023	)(a)
9/13/19	82,155,985	USD	82,155,985	706,410,000	NOK	82,990,196	(834,211	)(a)
			$360,172,377			$361,801,607	$(1,629,230)

CAD	Canadian Dollar
EUR	Euro
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
USD	U.S. Dollars

(a)  Counterparty: forward foreign currency contracts outstanding with Bank of New York Mellon.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2019 (Unaudited)

ASSETS
Investments in unaffiliated securities, at value (cost $535,382,506)(1) (Note 2)	$567,648,117
Investments in affiliated securities, at value (cost $48,128,626) (Notes 2 and 6)	41,201,306
Foreign Currencies	48,034
Unrealized appreciation on forward foreign currency contracts	187,432
Receivables:
Investment securities sold	4,180,038
Fund shares sold	542,958
Dividends and interest, net of foreign withholding taxes	386,555
Dividend reclaims	885,350
Due from broker	2,881,266
Securities lending income	60,673
Prepaid expenses	63,413
Total assets	618,085,142

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	1,816,662
Written options, at value (premiums received $1,002,835)	354,563
Payables:
Investment securities	4,253,155
Fund shares redeemed	288,350
Collateral for securities out on loan, at value	32,832,760
Investment advisory fees	481,765
Administration fees	91,012
Custody fees	37,944
Distribution fees – Investor Class	22,512
Fund accounting fees	2,389
Transfer agent fees	47,409
Trustee fees	7,789
Other accrued fees	82,127
Total liabilities	40,318,437
NET ASSETS	$577,766,705

COMPONENTS OF NET ASSETS
Paid-in capital	$533,386,925
Total accumulated gain	44,379,780
Net assets	$577,766,705
Investor Class:
Net assets	$68,472,038
Shares issued and outstanding (unlimited number of shares authorized without par value)	5,159,206
Net asset value	$13.27
Institutional Class:
Net assets	$509,294,667
Shares issued and outstanding (unlimited number of shares authorized without par value)	38,085,954
Net asset value	$13.37

(1)  The market value of securities out on loan was $31,775,784 as of June 30, 2019.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF OPERATIONS for the Six Months Ended June 30, 2019 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of $628,495 foreign withholding taxes)
Unaffiliated securities	$5,240,731
Interest, unaffiliated securities	1,075,337
Securities lending income	578,341
Total investment income	6,894,409

EXPENSES (Note 3)
Investment advisory fees	2,793,637
Administration fees	159,160
Transfer agent fees	122,020
Legal fees	111,496
Distribution fees – Investor Class	84,712
Custody fees	62,549
Trustee fees	38,387
Audit and tax fees	31,056
Registration fees	29,903
Chief Compliance Officer fees	22,534
Shareholder reporting fees	16,295
Insurance fees	15,567
Miscellaneous fees	9,632
Fund accounting fees	5,243
Total expenses	3,502,191
Net investment income	3,392,218

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCIES,
FORWARD FOREIGN CURRENCY CONTRACTS & WRITTEN OPTIONS
Net realized gain (loss) on:
Investments in unaffiliated securities	3,103,818
Investments in affiliated securities	(6,264,276)
Foreign currencies	(299,191)
Forward foreign currency contracts	6,655,620
Written options	4,585,725
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	48,956,899
Investments in affiliated securities	13,335,006
Foreign currencies	(7,266)
Forward foreign currency contracts	(2,549,119)
Written options	(369,682)
Net realized and unrealized gain (loss) on investments, foreign currencies,
forward foreign currency contracts, & written options	67,147,534
Net increase in net assets resulting from operations	$70,539,752

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	June 30,	December 31,
	2019#	2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$3,392,218	$3,728,387
Net realized gain on investments, foreign currency transactions, forward foreign
currency contracts, & written options	7,781,696	31,146,268
Change in unrealized appreciation (depreciation) on investments, foreign currency
transactions, forward foreign currency contracts & written options	59,365,838	(180,708,140)
Net increase (decrease) in net assets resulting from operations	70,539,752	(145,833,485)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5)
Investor Class	—	(1,213,232)
Institutional Class	—	(10,827,022)
Total distributions to shareholders	—	(12,040,254)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares –
Investor Class	(3,569,380)	5,848,834
Net increase in net assets derived from net change in outstanding shares – Institutional Class	3,308,362	52,471,448
Total increase (decrease) in net assets from capital share transactions	(261,018)	58,320,282
Total increase (decrease) in net assets	70,278,734	(99,553,457)

NET ASSETS
Beginning of period/year	507,487,971	607,041,428
End of period/year	$577,766,705	$507,487,971

Summary of capital share transactions is as follows:
	Six Months Ended		Year Ended
	June 30, 2019#		December 31, 2018
Investor Class	Shares	Value	Shares	Value
Shares sold	768,983	$9,754,993	1,927,474	$28,351,558
Shares issued in reinvestment of distributions	—	—	87,770	1,130,481
Shares redeemed[1]	(1,045,861)	(13,324,373)	(1,668,783)	(23,633,205)
Net increase	(276,878)	$(3,569,380)	346,461	$5,848,834

	Six Months Ended		Year Ended
	June 30, 2019#		December 31, 2018
Institutional Class	Shares	Value	Shares	Value

Shares sold	6,252,818	$79,843,000	11,578,120	$172,239,782
Shares issued in reinvestment of distributions	—	—	807,428	10,464,265
Shares redeemed[2]	(5,880,920)	(76,534,638)	(9,554,844)	(130,232,599)
Net increase	371,898	$3,308,362	2,830,704	$52,471,448

#	Unaudited
[1]	Net of redemption fees of $770 and $10,609, respectively.
[2]	Net of redemption fees of $10,389 and $30,513, respectively.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

  Investor Class*
	Six Months
	Ended
	June 30,	Year Ended December 31,
	2019#	2018	2017	2016	2015	2014
Net asset value, beginning of period/year	$11.70	$15.08	$13.03	$11.18	$10.52	$11.85

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)**	0.06	0.06	(0.04)	0.11	0.04	(0.07)
Net realized and unrealized gain (loss)
on investments	1.51	(3.16)	2.48	1.86	0.79	(0.73)
Total from investment operations	1.57	(3.10)	2.44	1.97	0.83	(0.80)

LESS DISTRIBUTIONS
From net investment income	—	(0.06)	(0.03)	(0.11)	(0.11)	(0.53)
Net realized gains	—	(0.22)	(0.36)	(0.01)	(0.06)	—
Total distributions	—	(0.28)	(0.39)	(0.12)	(0.17)	(0.53)
Paid-in capital from redemption fees	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net asset value, end of period/year	$13.27	$11.70	$15.08	$13.03	$11.18	$10.52
Total return	13.42%[3]	(21.07)%	18.72%	17.68%	7.88%	(6.83)%

SUPPLEMENTAL DATA
Net assets, end of
period/year (thousands)	$68,472	$63,584	$76,772	$60,826	$42,624	$33,077
Portfolio turnover rate	15%[3]	29%	26%	59%	57%	42%

RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]
Before expenses absorbed or recouped,
including interest and dividend expense	1.46%[4]	1.44%	1.50%	1.51%	1.73%	1.60%
Before expenses absorbed or recouped,
excluding interest and dividend expense	1.46%[4]	1.44%	1.46%	1.49%	1.55%	1.59%
After expenses absorbed or recouped,
including interest and dividend expense	1.46%[4]	1.44%	1.50%	1.51%	1.73%	1.61%
After expenses absorbed or recouped,
excluding interest and dividend expense	1.46%[4]	1.44%	1.46%	1.49%	1.55%	1.60%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS[2]
Before expenses absorbed or recouped,
including interest and dividend expense	0.98%[4]	0.35%	(0.29)%	0.95%	0.35%	(0.59)%
After expenses absorbed or recouped,
including interest and dividend expense	0.98%[4]	0.35%	(0.29)%	0.95%	0.35%	(0.60)%

Portfolio turnover is calculated for the Fund as a whole.
#	Unaudited
*	Prior to April 30, 2015, Investor Class shares were known as Class A shares.
**	Calculated using the average shares outstanding method.
[1]	Amount less than $0.01.
[2]	Does not include expenses of the investment companies in which the Fund invests.
[3]	Not Annualized
[4]	Annualized

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year, Continued

Institutional Class*
	Six Months
	Ended
	June 30,	Year Ended December 31,
	2019#	2018	2017	2016	2015	2014
Net asset value, beginning of period/year	$11.77	$15.20	$13.10	$11.24	$10.57	$11.90

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)**	0.08	0.09	(0.00)[1]	0.14	0.07	(0.04)
Net realized and unrealized gain (loss)
on investments	1.52	(3.30)	2.49	1.87	0.79	(0.69)
Total from investment operations	1.60	(3.21)	2.49	2.01	0.86	(0.73)

LESS DISTRIBUTIONS
From net investment income	—	0.00 [1]	(0.03)	(0.14)	(0.13)	(0.60)
Net realized gains	—	(0.22)	(0.36)	(0.01)	(0.06)	—
Total distributions	—	(0.22)	(0.39)	(0.15)	(0.19)	(0.60)
Paid-in capital from redemption fees	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net asset value, end of period/year	$13.37	$11.77	$15.20	$13.10	$11.24	$10.57
Total return	13.59%[3]	(20.92)%	19.01%	17.94%	8.18%	(6.58)%

SUPPLEMENTAL DATA
Net assets, end of
period/year (thousands)	$509,295	$443,904	$530,269	$331,488	$262,927	$199,968
Portfolio turnover rate	15%[3]	29%	26%	59%	57%	42%

RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]
Before expenses absorbed or recouped,
including interest and dividend expense	1.21%[4]	1.19%	1.25%	1.26%	1.48%	1.35%
Before expenses absorbed or recouped,
excluding interest and dividend expense	1.21%[4]	1.19%	1.21%	1.24%	1.31%	1.34%
After expenses absorbed or recouped,
including interest and dividend expense	1.21%[4]	1.19%	1.25%	1.26%	1.48%	1.36%
After expenses absorbed or recouped,
excluding interest and dividend expense	1.21%[4]	1.19%	1.21%	1.24%	1.31%	1.35%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS[2]
Before expenses absorbed or recouped,
including interest and dividend expense	1.23%[4]	0.60%	(0.02)%	1.20%	0.60%	(0.33)%
After expenses absorbed or recouped,
including interest and dividend expense	1.23%[4]	0.60%	(0.02)%	1.20%	0.60%	(0.34)%

Portfolio turnover is calculated for the Fund as a whole.
#	Unaudited
*	Prior to April 30, 2015, Institutional Class shares were known as Class I shares.
**	Calculated using the average shares outstanding method.
[1]	Amount less than $0.01.
[2]	Does not include expenses of the investment companies in which the Fund invests.
[3]	Not Annualized
[4]	Annualized

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2019 (Unaudited)

NOTE 1 – ORGANIZATION

The Evermore Global Value Fund (the “Fund”) is a series of shares of Evermore Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end diversified management investment company.  The Fund commenced operations on January 1, 2010.  Evermore Global Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund.

The investment objective of the Fund is to seek capital appreciation by investing in securities from markets around the world, including U.S. markets.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

The Fund offers Investor Class and Institutional Class shares.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  Investor Class shares have no sales charge.  Institutional Class shares have no sales charge and are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, certain financial intermediaries, endowments, foundations and corporations.  For Investor Class and Institutional Class shares, the offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares (both Investor Class and Institutional Class) held less than 90 days.  Prior to April 30, 2015, Investor Class shares were known as Class A and Institutional Class shares were known as Class I shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).

A.
Investment Valuation and Fair Value Measurement.  All domestic equity securities that are traded on a national securities exchange, except those listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) Global Market® are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price on each business day.  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and ask prices will be used, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and ask price will be used, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee.

The Fund invests substantially in securities traded on foreign exchanges (see “Foreign Currency Translation” below).  Investments that are primarily traded on foreign exchanges are generally valued in their local currencies as of the close of their primary exchange or market, or if there were no transactions on such day, at the mean between the bid and ask prices, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee. The local prices are converted to U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”).  Exchange rates are provided daily by recognized independent pricing agents.  Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the relevant forward rates provided by an independent pricing service.

There may be less publicly available information about a foreign company than about a U.S. company.  Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers.  The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less in U.S. markets.  As a result, securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issues.  Transaction costs, the costs associated with buying and selling securities on non-U.S. securities markets may be higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund’s foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals.  The Fund may have greater difficulty taking appropriate legal action with respect to foreign issuers in U.S. courts.

For foreign securities traded on foreign exchanges, the Trust has selected Intercontinental Exchange’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Fund.  The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2019 (Unaudited), Continued

securities traded on those foreign exchanges.  The Fund utilizes a “trigger level”, which is a pre-determined percentage move in a specified index that must occur before foreign securities will be fair value priced using FVIS prices. The Fund utilizes a “confidence interval” when determining the use of the FVIS prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FVIS provides the confidence interval for each security for which it provides a price.  If the FVIS provided price falls within the confidence interval, the Fund will value the particular security at that price.  If  the FVIS provided price does not fall within the confidence interval, the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. There were no foreign equities fair valued using FVIS as of June 30, 2019.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Advisor’s Valuation Committee.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees (“Board”).  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The use of fair value pricing is approved by the Trust’s Board, and is in accordance with the provisions of the 1940 Act.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 –
Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. The types of assets generally included in this category are domestic equities listed in active markets and foreign equities listed in active markets that have not been fair valued using FVIS.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit risk, yield curves and similar data. The types of assets generally included in this category are bonds, financial instruments classified as derivatives and foreign equities fair valued using FVIS.

Level 3 –
Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or required significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, default rates and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may also include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2019 (Unaudited), Continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the level inputs used to value the Fund’s net assets as of June 30, 2019 (see Schedule of Investments for industry breakout):

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$541,642,128	$830,839	$11,136,188	$553,609,155
Corporate Obligations	—	9,410,955	—	9,410,955
Warrants	—	—	470,245	470,245
Call Options Purchased	—	551,000	—	551,000
Put Options Purchased	—	786,750	—	786,750
Short-Term Investments	11,188,558	—	—	11,188,558
Investments Purchased With Proceeds
From Securities Lending Collateral	32,832,760	—	—	32,832,760
Total Investments in Securities	585,663,446	11,579,544	11,606,433	608,849,423
Unrealized appreciation on
Forward Foreign Currency*	—	187,432	—	187,432
Total Assets	$585,663,446	$11,766,976	$11,606,433	$609,036,855

Liabilities
Put Options Written*	$—	$354,563	$—	$354,563
Unrealized depreciation on
Forward Foreign Currency *	—	1,816,662	—	1,816,662
Total Liabilities	$—	$2,171,225	$—	$2,171,225

* Forward foreign currency contracts are reflected at the unrealized appreciation (depreciation), while options written are reflected at value.
Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common
Description	Stocks		Warrants
Balance as of January 1, 2019	$27,379,284		$103,975
Purchases	2,541,056		—
Sales proceeds and paydowns	(29,873)		—
Accreted discounts, net	—		—
Realized gain (loss)	(106,079)		—
Change in unrealized appreciation (depreciation)	(10,406,287)		366,270
Transfers into/(out of) Level 3	(8,241,913	)(a)	—
Balance as of June 30, 2019	$11,136,188		$470,245
Change in unrealized appreciation (depreciation) during
the period for Level 3 investments held at June 30, 2019.	$(6,312,595)		$366,270
(a) One common stock transferred from Level 2 to Level 3 because of a lack of observable market data.

The Level 3 amounts disclosed in the table above consist of two securities that are fair valued in good faith, using significant unobservable inputs, by the Adviser’s Valuation Committee. The table below indicates the quantitative information about Level 3 fair value measurements for these securities:

					Market Value
		Valuation	Unobservable		Impact if Input
Investment Type	Fair Value	Methodology	Input Type	Inputs	Increases
Common Stock	$11,136,188	Market Approach	EBITA Multiple	4.59X	Increase
			Discount for lack of Marketability	20.00%	Decrease

Warrant	470,245	Options pricing model	Illiquidity discount rate	25.00%	Decrease
			Default rate	4.90%	Decrease

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2019 (Unaudited), Continued

B.
Option Writing.  Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium received and the amount paid for the closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The total fair value of written options is included within the Schedule of Options Written. At June 30, 2019, the maximum payout for put options written was $104,587,500, with total premiums received of $1,002,835. The maximum payout represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make as a guarantor for written put options. In certain circumstances, the maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. The Fund’s maximum payout in the case of written call option contracts cannot be determined.

C.
Financial Derivative Instruments.  The Fund may use derivative instruments for risk management purposes and as part of its investment strategies. Generally, derivatives are financial instruments whose value depends on, or is derived from, the value of one or more underlying assets, reference rates, or indices (a “reference instrument”) and may relate to stocks, bonds, interest rates, currencies, commodities or related indices. Derivative instruments allow the Fund to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument.

Derivative instruments may be used for “hedging,” which means that they may be used when the Adviser seeks to protect the Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the Adviser’s ability to gauge relevant market movements.

During the period ended June 30, 2019, the Fund hedged most of its currency exposure through the use of forward foreign currency contracts. During the year, these forward foreign currency contracts have contributed negatively to Fund performance. The Fund also invests a small portion of its assets in options to hedge portfolio tail risk. The Adviser views these as “disability insurance” for times when global markets experience significant volatility. These options negatively affected Fund performance during the period.

Statement of Assets and Liabilities
The following table shows the fair value of derivative instruments as of June 30, 2019 and their location on the Fund’s Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivative	Statement of Assets		Statement of Assets
Instruments	and Liabilities Location	Value	and Liabilities Location	Value
Foreign Exchange Contracts –	Unrealized appreciation on		Unrealized depreciation on
Forward foreign currency contracts	forward foreign		forward foreign
	currency contracts	$187,432	currency contracts	$1,816,662

Equity Contracts – Options	Investments in unaffiliated
	securities, at value	1,177,750	Written options, at value	354,563

Foreign Exchange Contracts – Options	Investments in unaffiliated
	securities, at value	160,000	Written options, at value	—
Total		$1,525,182		$2,171,225

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2019 (Unaudited), Continued

Statement of Operations
The following table shows the effect of derivative instruments on the Statement of Operations for the period ended June 30, 2019:

	Amount of Realized Gain on
	Derivatives Recognized in Income
	Forward
	Foreign
	Currency	Written	Purchased
	Contracts	Options	Options*	Total
Foreign Exchange Contracts	$6,655,620	$—	$(325,295)	$6,330,325
Equity Contracts	—	4,585,725	(11,546,597)	(6,960,872)
Total	$6,655,620	$4,585,725	$(11,871,892)	$(630,547)

	Change in Unrealized Appreciation
	or (Depreciation) on
	Derivatives Recognized in Income
	Forward
	Foreign
	Currency	Written	Purchased
	Contracts	Options	Options*	Total
Foreign Exchange Contracts	$(2,549,119)	$(9,120)	$202,090	$(2,356,149)
Equity Contracts	—	(360,562)	90,158	(270,404)
Total	$(2,549,119)	$(369,682)	$292,248	$(2,626,553)

* Included in change in net unrealized appreciation (depreciation) on investments in unaffiliated securities as reported on the Statement of Operations.
The average monthly value outstanding of purchased and written options during the period ended June 30, 2019 were as follows:

Purchased Options	$2,376,500
Written Options	$ (675,365)

The average monthly notional value outstanding of forward foreign currency contracts during the period ended June 30, 2019 was $320,134,095.
D.	Principal Risks from the Investments.

Currency Exchange Rate Risk – Foreign securities may be issued and traded in foreign currencies.  As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S.  For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.  The Fund may also employ strategies intended to increase exposure to certain currencies. Such currency transactions involve additional risks, and the Fund’s strategies, if unsuccessful, may decrease the value of the Fund.

Derivative Investment Risk – Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk, and foreign exchange risk.  Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund may lose more money than its initial investment in the derivative.  A small investment in a derivative could have a relatively large positive or negative impact on the performance of the Fund, potentially resulting in losses to Fund shareholders.

Emerging Market Risk – The risks of foreign investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. Emerging markets are generally smaller, less developed, less liquid, and more volatile than developed markets. For example, political and economic structures in these countries may be less established and may change rapidly.  These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility.  In fact, short-term volatility in these markets and declines of 50% or more are not uncommon.  Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

Foreign Securities Risk – Securities of companies located outside the U.S. involve additional risks that can increase the potential for losses in the Fund to the extent that it invests in these securities. Investments in foreign securities may be affected by currency controls and exchange rates; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties,

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2019 (Unaudited), Continued

such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.  To the extent that the Fund’s assets are significantly invested in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.

Industrials Sector Risk – The Fund may invest to a significant extent in the industrials sector of the economy. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

E.
Offsetting Assets and Liabilities.  The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of June 30, 2019, discloses both gross information and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement, as well as amounts related to collateral held at clearing brokers and counterparties.  For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statement of Assets and Liabilities.

Assets
				Gross Amounts not
				offset in the Statement of
	Gross	Gross	Net	Assets and Liabilities
	Amounts	Amounts	Amounts
	Presented	Offset	Presented
	in	in the	in the
	Statement	Statement	Statement
	of Assets	of Assets	of Assets
Description/	&	and	and	Financial	Collateral	Net
Counterparty	Liabilities	Liabilities	Liabilities	Instruments	Received	Amount
Securities out on Loan
Bank of New York	$22,604,880	$—	$22,604,880	$—	$(22,604,880)[1]	$—
U.S. Bank N.A.	9,170,904	—	9,170,904	—	(9,170,904)[2]	—
Forward Foreign
Currency Contracts
Bank of New York	187,432	—	187,432	(187,432)	—	—
	$31,963,216	$—	$31,963,216	$(187,432)	$(31,775,784)	$—

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2019 (Unaudited), Continued

Liabilities				Gross Amounts not
offset in the Statement
	Gross		Net	of Assets and Liabilities
	Amounts		Amounts
	Presented		Presented
	in	Financial	in the
	Statement	Instruments	Statement
	of Assets	with	of
Description/	&	Allowable	Assets and	Financial	Collateral	Net
Counterparty	Liabilities	Netting	Liabilities	Instruments	Pledged	Amount
Forward Foreign
Currency Contracts
Bank of New York	$1,816,662	$—	$1,816,662	$(187,432)	$—	$1,629,230
Written Options
Interactive Brokers	354,563	—	354,563	—	(354,563)[3]	—
	$2,171,225	$—	$2,171,225	$(187,432)	$(354,563)	$1,629,230

[1]	The Fund received cash collateral of $23,739,374, which was subsequently invested in the Dreyfus Government Cash Management – Investor Class as reported in the Schedule of Investments.
[2]	The Fund received cash collateral of $9,093,386, which was subsequently invested in the First American Government Obligations Fund – Class Y as reported in the Schedule of Investments.
[3]	Collateral Pledged is included in Due from Broker on the Statement of Assets and Liabilities.

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization.  Actual collateral received/pledged may be more than the amounts disclosed herein.

F.
Foreign Currency Translation.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

G.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

A regulated investment company may elect to treat any portion of its qualified late year losses as arising on the first day of the next taxable year. Qualified late year losses are any ordinary and net capital losses incurred between November 1 and the end of the fiscal year, December 31. For the taxable year ended December 31, 2018, the Fund does not intend to defer any late-year ordinary and capital losses.

As of December 31, 2018, the Fund did not have any capital loss carryforwards available for federal income tax purposes. During the tax year ended December 31, 2018, the Fund utilized $10,458,383 of Short Term Capital loss Carryover and $7,447,464 of Long Term Capital Loss Carryover.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The reclassifications were primarily a result of the utilization of E&P distributed to redeeming shareholders. For the year ended December 31, 2018, the following table shows the reclassifications made:

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2019 (Unaudited), Continued

Total	Paid in
Accumulated Loss	Capital
$(167,888)	$167,888

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expense in the Statement of Operations. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2015-2017), or expected to be taken in the Fund’s 2018 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New Jersey State, and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Generally, tax authorities can examine all tax returns filed for the last three years.

H.
Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts are not recorded because the Fund intends to settle the contracts prior to delivery. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains or losses at the time the forward contracts are extinguished. For federal income tax purposes, the Fund elected capital treatment for all realized and unrealized transactions on forward foreign currency contracts during the six-month period June 30, 2019.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase.  These contracts involve market risk in excess of the amount reflected in the Fund’s Statement of Assets and Liabilities.  The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of counterparties.  Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down by at least the predetermined threshold amount.

I.
Short Sales.  The Fund may make short sales of securities, including “short sales against the box.” In a short transaction, a fund sells a security it does not own in anticipation that the market price of that security will decline.  The Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

When the Fund makes a short sale, its broker borrows the security to be sold short and the broker-dealer maintains the proceeds of the short sale while the short position is open.  The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund’s obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund’s custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed.  The Fund will also be required to segregate similar collateral to the extent, if any (excluding any proceeds of the short sales), necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a Fund replaces the borrowed security by buying the security in the securities market, the Fund may pay more for the security than it has received from the purchaser in the short sale.  A Fund may, however, profit from a change in the value of the security sold short, if the price decreases. The Fund did not hold any securities sold but not yet purchased as of June 30, 2019.

J.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/ amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2019 (Unaudited), Continued

K.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund, which are determined in accordance with income tax regulations, are normally declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

L.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

M.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. As discussed in Note 1, certain shares are subject to a redemption fee if sold before a specified holding period.  Any redemption fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’ daily NAV calculation.

N.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

O.
Securities Lending.  The Fund is authorized to lend securities it holds to brokers, and other financial organizations. This activity is subject to agreements where The Bank of New York Mellon and U.S. Bank N.A. act as the Fund’s agents. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Pursuant to these agreements, income earned from the securities lending program is paid to the Fund, net of any fees paid to The Bank of New York Mellon and U.S. Bank N.A. and is recognized as “Securities lending income” on the Statement of Operations.

Lending of the Fund’s securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Fund may experience losses related to the reinvestment of collateral. To minimize these risks, loans must be continuously secured by collateral consisting of cash or securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or an irrevocable standby letter of credit or any combination thereof. The collateral and the securities loaned shall be marked to market daily. Upon the origination of any loan, collateral required by The Bank of New York Mellon shall be equal to 102% of the market value (plus accrued interest) of the securities loaned, if the securities loaned are issued by the U.S. issuers. Such collateral requirement shall be 105% for securities of non-U.S. issuers. Upon the origination of any loan, collateral required by U.S. Bank N.A. shall be equal to 100% of the market value (plus accrued interest) of the securities loaned. The collateral must be received concurrently with delivery of the loaned securities and the collateral must be kept in an account appropriately segregated by the custodian from any assets belonging to the Fund. The value of the collateral requirement is determined based upon the closing price of a borrowed security, with the collateral balance adjusted the following business day. Although there is no specified time limit regarding how long a security may be out on loan, the Fund or the borrower may request that a security on loan be returned at any time. If the Fund requests that a specific security be returned, and the borrower fails to return such security, the Fund will be able to retain the borrower’s collateral. Assets in the collateral account will be invested by The Bank of New York Mellon and U.S. Bank N.A., as directed by the Adviser in short term U.S. government money market instruments that constitute “Eligible Securities” (as defined in Rule 2a-7 under the Investment Company Act). All of the assets that are held by the collateral account will be valued on an amortized cost basis to the extent permitted by applicable Commission or staff releases, rules, letters or orders.

During the six-month period ended June 30, 2019, the Fund had loaned securities that were collateralized by cash.  The cash collateral received was invested in the Dreyfus Government Cash Management – Investor Class and the First American Government Obligations Fund – Y Class Shares and is presented in the Fund’s Schedule of Investments as “Securities Held as Collateral on Loaned Securities.” The securities lending program restricts investments to several prescribed money market funds along with a collateralized separate account investment option.

P.
Restricted and Illiquid Securities.  The Fund will not purchase nor otherwise acquire any investment if, as a result, more than 15% of its net assets (taken at current market value) would be invested in securities that are illiquid. Generally speaking, an illiquid security is any asset or investment of which the Fund cannot sell a normal trading unit in the ordinary course of business within seven days at approximately the value at which the Fund has valued the asset or investment, including securities that cannot be sold publicly due to legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2019 (Unaudited), Continued

Over the past several years, strong institutional markets have developed for various types of restricted securities, including repurchase agreements, some types of commercial paper, and some corporate bonds and notes (commonly known as “Rule 144A Securities”). Securities freely salable among qualified institutional investors under special rules adopted by the SEC, or otherwise determined to be liquid, may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund’s liquidity. The Fund may, from time to time, participate in private investment vehicles and/or in equity or debt instruments that do not trade publicly and may never trade publicly. These types of investments carry a number of special risks in addition to the normal risks associated with equity and debt investments. In particular, private investments are likely to be illiquid, and it may be difficult or impossible to sell these investments under many conditions. The Fund may from time to time establish one or more wholly-owned special purpose subsidiaries in order to facilitate the Fund’s investment program which may reduce certain of the costs (e.g. tax consequences) to the Fund.

Q.
REIT Distributions.  The character of distributions received from real estate investment trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

R.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Fund has determined that there were no subsequent events that would be required to be disclosed in the Fund’s financial statements.

NOTE 3 – INVESTMENT ADVISORY FEES, SERVICING FEES, AND OTHER FEES AND EXPENSES

The Adviser provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.99% based upon the average daily net assets of the Fund.  As compensation for its services, for the six-month period ended June 30, 2019, the Fund incurred $2,793,637 in advisory fees, of which $481,765 was payable to the Adviser at June 30, 2019.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bank N.A., serves as the Fund’s administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  Fund Services also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.

Quasar Distributors, LLC (the “Distributor”) is the Fund’s distributor. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

At a meeting held on August 22, 2018, the Board approved a line of credit (“LoC”) with U.S. Bank N.A. to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Fund portfolio as collateral. At a meeting held on August 16, 2019, the Board approved the renewal of the LoC.  Borrowing under the LoC is limited to the lesser of 15% of the total market value of the Fund, 33.33% of the Fund’s unencumbered assets, or $30,000,000 for the Fund. The interest rate paid by the Fund on outstanding borrowings is equal to the prime rate which was 5.5% at June 30, 2019. Interest expense incurred for the Fund, if any, is disclosed on the Statement of Operations. No borrowing took place under the LoC during the six-month period ended June 30, 2019.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Investor Class shares. The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of Investor Class shares.  No distribution or shareholder servicing fees are paid by Institutional Class shares.  These fees may be used by the Distributor to provide compensation for sales support distribution activities, or shareholder servicing activities.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six-month period ended June 30, 2019, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $99,211,638 and $80,460,003, respectively.

There were no purchases or sales of long-term U.S. government securities for the six-month period ended June 30, 2019.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2019 (Unaudited), Continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six-month period ended June 30, 2019 and for the year ended December 31, 2018 for the Fund were as follows:

	June 30, 2019	December 31, 2018
Distributions paid from:
Ordinary income*	$—	$3,538,530
Long-term capital gains**	—	8,501,724
Total distributions	$—	$12,040,254

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates this distribution as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3)(C).

As of December 31, 2018, the components of accumulated losses on a tax basis were as follows:

Total Portfolio
Cost of investments	$550,852,122
Gross tax unrealized appreciation	65,963,212
Gross tax unrealized depreciation	(102,851,049)
Net tax unrealized appreciation	(36,887,837)
Undistributed ordinary income	9,406,090
Undistributed long-term capital gain	1,321,775
Total distributable earnings	10,727,865
Other accumulated losses	—
Total accumulated losses	$(26,159,972)

The difference between cost of investments for financial reporting and cost of investments for Federal income tax purposes was due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals, passive foreign investment company transactions, and unrealized gains (losses) recognition of derivatives).

NOTE 6 – INVESTMENTS IN AFFILIATES

The Fund owned 5% or more of the voting securities of the following companies during the period ended June 30, 2019. As a result, these companies are deemed to be affiliated companies. The below table represents market value:

	Value
	January 1,				Realized
Issuer	2019	Purchases		Sales	Gain (Loss)
AXXIS Geo Solution[1]	$74,537	$—		$115,321	$(331,959)[2]
Emergent Capital, Inc. (United States)	—	3,342,000	[3]	—	—
Enzo Biochem, Inc. (United States)	10,076,566	—		2,889,477	(3,918,018)
MagnaChip Semiconductor Corp. (South Korea)	15,130,845	921,672		2,681,972	(2,016,102)
Navios Maritime Containers LP (Greece)	10,273,533	—		2	(2)
	$35,555,481	$4,263,672		$5,686,772	$(6,266,081)

	Change in				Share
	Unrealized			Value	Balance
	Appreciation	Dividend		June 30,	June 30,
Issuer	(Depreciation)	Income		2019	2019
AXXIS Geo Solution[1]	$372,743	$—		$—	—
Emergent Capital, Inc. (United States)	(501,300)	—		2,840,700	16,710,000
Enzo Biochem, Inc. (United States)	6,283,278	—		9,552,349	2,834,525
MagnaChip Semiconductor Corp. (South Korea)	10,265,972	—		21,620,415	2,088,929
Navios Maritime Containers LP (Greece)	(3,085,687)	—		7,187,842	3,630,223
	$13,335,006	$—		$41,201,306	25,263,677

1  Formerly Songa Bulk ASA. Issuer was no longer an affiliate as of June 30, 2019.
2  $1,805 due to currency translations.
3  Due to corporate action from a similar security of the same issuer.

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the following table.  Additional information regarding the Trustees is included in the Fund’s SAI and is available without charge, upon request, by calling 866-EVERMORE or (866) 383-7667.

Number of
Portfolios
		Term of		in Fund
	Position	Office and		Complex
	with the	Length of	Principal Occupation	Overseen
Name, Age and Address	Trust	Time Served	During Past Five Years	by Trustees	Other Directorships Held

Independent Trustees of the Trust

Eugene W. Bebout III	Trustee	Indefinite	Chief Financial	1	Director and Audit Committee
(born 1959)		Term since	Officer and		Member, Summit Educational
89 Summit Avenue		2009	Chief Operating		Foundation (since 2012);
3rd Floor			Officer, Herbert L.		Director and Treasurer, Summit
Summit, NJ 07901			Jamison & Co. LLC,		Lacrosse Club (2009 – 2015);
			an Insurance Agent		Audit Committee Chair,
			and Broker		Summit Area YMCA
			(since 2003)		(2011 – 2015).

Nathan Gantcher	Chairman	Indefinite	Managing Member,	1	Director, Mack-Cali Realty
(born 1940)	and	Term since	EXOP Capital LLC,		Corporation (since 1999);
89 Summit Avenue	Trustee	2011	an investment firm		Trustee, Albert Einstein
3rd Floor			(since 2005);		College of Medicine (since
Summit, NJ 07901			Advisor, Lebenthal		2016); Former Director,
			Holdings, a wealth		Cambridge Capital Acquisition
			advisory firm		Corp. (2013 – 2015); Trustee,
			(2013 – 2016)		Montefiore Health System and
Montefiore Medical Center
(since 2012).

Stephen J. Balog	Trustee	Indefinite	Owner, Camrig, LLC,	1	Director of CDx Diagnostics
(born 1955)		Term since	Camrig, LLC, a camera		(since 2017); The Citizens
89 Summit Avenue		2016	accessory company		Campaign (since 2005);
3rd Floor			(since 2013); Owner,		Harding Township Civic
Summit, NJ 07901			Rocky Mountain		Association (since 2008); St.
			Western, LLC, an		Joseph’s High School
			online Bolo tie retailer		Foundation (since 2008).
(since 2011), Chief
Financial Officer and
Partner, Growth Partner
LLC (since 2018), a
digital marketing agency
holding company

Julie Keenan	Trustee	Indefinite	Managing Member,	1	Youth Development Clinic,
(Born 1962)		Term since	EMB Enterprises,		Newark, NJ (2000 – 2017);
89 Summit Avenue		2016	LLC, a consulting		Summit Area Public Foundation
3rd Floor			company (since 2006)		(since 2000); Pratt School of
Summit, NJ 07901					Engineering Board of Visitors
(since 2015); Summit
Educational Foundation (2010 –
2015); Conservation Resources,
Inc. (2010 – 2014).

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of		in Fund
	Position	Office and		Complex
	with the	Length of	Principal Occupation	Overseen
Name, Age and Address	Trust	Time Served	During Past Five Years	by Trustees	Other Directorships Held

Interested Trustee

Eric LeGoff	Chief	Indefinite	President, COO	1	Former Director, FXCM Inc.
(born 1961)	Executive	Term since	and Director,		(FX Trading Platform)
89 Summit Ave	Officer	2009	Evermore Global		(2010 – 2017); Director,
3rd Floor	and		Advisors, LLC		Summit Area Public
Summit, NJ 07901	Trustee		(since 2009)		Foundation (since 2015).

Term of
	Position	Office and
	with the	Length of
Name, Age and Address	Trust	Time Served	Principal Occupation During Past Five Years

Officers of the Trust

Eric LeGoff	Chief	Indefinite	President, COO and Director, Evermore Global Advisors, LLC
(born 1961)	Executive	Term since	(since 2009)
89 Summit Ave	Officer	2009
3rd Floor
Summit, NJ 07901

David Marcus	President	Indefinite	CEO, Portfolio Manager and Director,
(born 1965)		Term since	Evermore Global Advisors, LLC (since 2009), Director, Modern
89 Summit Ave		2009	Holdings Inc., (a private equity firm) (since 2002)
3rd Floor
Summit, NJ 07901

Bartholomew Tesoriero	Chief	Indefinite	CFO, Evermore Global Advisors, LLC (since 2015); Chief
(born 1957)	Financial	Term since	Operating Officer of Axiom International Investors, LLC
89 Summit Ave	Officer;	2015	(2007 – 2015)
3rd Floor	Treasurer
Summit, NJ 07901

Magali Simo	Secretary	Indefinite	Vice President, Investor Services, Evermore Global Advisors, LLC
(born 1961)		Term since	(since 2010), Secretary, Evermore Global Advisors LLC (since 2010)
89 Summit Ave		2009
3rd Floor
Summit, NJ 07901

Douglas Tyre	Chief	Indefinite	Assistant Compliance Director, Cipperman Compliance Services, LLC
(born 1980)	Compliance	Term since	(since 2014); Chief Compliance Officer, Evermore Global Advisors,
89 Summit Ave	Officer;	2017	LLC (since 2017); Client services and operations specialist – Senior
3rd Floor	Anti-Money		Associate, Echo Point Investment Management, LLC (2010 – 2014)
Summit, NJ 07901	Laundering
Officer

Evermore Global Value Fund

ADDITIONAL INFORMATION (Unaudited)

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended December 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2018 was 9.08%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended December 31, 2018 was 33.19%.

Pursuant to Section 853 of the Internal Revenue Code the Fund designated the following amounts as foreign taxes paid for the year ended December 31, 2018. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Foreign Dividend Income	$7,870,436
Foreign Taxes Paid	820,706
Foreign Taxes Paid per share	0.017750

Foreign Tax Credit/Deduction	794,218
Foreign Tax Credit/Deduction per share	0.01775045

Fund shares Outstanding as of December 31, 2018	44,743,558

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ending June 30 is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667. Furthermore, you can obtain the Form N-PX on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third quarters with the SEC on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). The Fund’s Form N-Q or Part F of Form N-PORT is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.  Furthermore, you can obtain the Form N-Q or Part F of Form N-PORT on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-EVERMORE (866) 383-7667 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Evermore Global Value Fund

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES EVERMORE FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

WHY?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

HOW?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Evermore Funds Trust chooses to share; and whether you can limit this sharing.

	Does Evermore	Can you limit
Reasons we can share your personal information.	Funds Trust share?	this sharing?
For our everyday business purposes—	Yes	No
Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus
For our marketing purposes—	No	We don’t share
to offer our products and services to you
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes—	No	We don’t share
information about your creditworthiness
For affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call 866-EVERMORE (866-383-7667) or go to www.evermoreglobal.com

Evermore Global Value Fund

PRIVACY NOTICE (Unaudited), Continued

What we do
How does Evermore Funds Trust	To protect your personal information from unauthorized access and use, we use security
protect my personal information?	measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Evermore Funds Trust	We collect your personal information, for example, when you
collect my personal information?	• open an account
• provide account information
• give us your contact information
• make a wire transfer
• tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include companies such as Evermore Global Advisors, LLC.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Evermore Funds Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Evermore Funds Trust doesn’t jointly market.

(This Page Intentionally Left Blank.)

Investment Adviser
EVERMORE GLOBAL ADVISORS, LLC
89 Summit Avenue
Summit, NJ 07901

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC,
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
220 South Sixth Street
Minneapolis, MN 55402

Legal Counsel
DRINKER BIDDLE & REATH LLP
1 Logan Square, Suite 2000
Philadelphia, PA 19103

	Ticker	Cusip
Evermore Global Value Fund
Investor Class	EVGBX	300397106
Institutional Class	EVGIX	300397122

www.EvermoreGlobal.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

By (Signature and Title)*                 /s/ Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date:     August 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                 /s/ Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date:     August 29, 2019

By (Signature and Title)*                 /s/ Bart Tesoriero
Bart Tesoriero, Chief Financial Officer

Date:     August 29, 2019

* Print the name and title of each signing officer under his or her signature.